UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FORTRESS BIOTECH, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FORTRESS BIOTECH, INC.

2 Gansevoort Street, 9th Floor

New York, New York 10014

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 17, 2020

On June 2, 2020, Fortress Biotech, Inc. (the “Company”) issued a press release, a copy of which is attached hereto, related to a change to the format of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held on Wednesday, June 17, 2020. As described below, due to continued public health concerns resulting from the coronavirus (“COVID-19”) outbreak, and government-recommended and required limits on public gatherings and to protect the health and safety of the Company’s stockholders, directors and employees, the 2020 Annual Meeting will now be held in a virtual-only meeting format.

The Notice of Change to a Virtual Meeting Format, a copy of which is also attached hereto, supplements the 2020 Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2020 Annual Meeting. The Company’s Proxy Statement and 2019 Annual Report are available on the Company’s website at www.fortressbiotech.com.

These supplemental proxy materials are being filed with the SEC and are being made available to stockholders on or about June 2, 2020. Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Fortress Biotech to Host Virtual Annual Meeting of Stockholders

New York, NY – June 2, 2020 – Fortress Biotech, Inc. (Nasdaq: FBIO) (the “Company” or “Fortress”), an innovative biopharmaceutical company, today announced that it will host the Company’s 2020 Annual Meeting of Stockholders (“Annual Meeting”) virtually due to public health concerns resulting from the coronavirus (“COVID-19”) outbreak, and government-recommended and required limits on public gatherings. Holding the Annual Meeting online will also protect the health and safety of the Company’s stockholders, directors and employees.

The Annual Meeting will begin at 10:00 a.m. Eastern Time on Wednesday, June 17, 2020, and will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record as of the close of business on April 20, 2020 will be able to vote through the online platform.

Investors can access the virtual Annual Meeting and participate in the following ways:

•	Visit www.virtualshareholdermeeting.com/fbio2020 and enter the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials.

•	Log into the meeting platform beginning at 9:45 a.m. Eastern Time on June 17, 2020.

•	Vote during the Annual Meeting by following the instructions available on the meeting website. If you have already voted, no additional action is required.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, a phone number for technical support will be provided on the meeting page at www.virtualshareholdermeeting.com/fbio2020. Technical support will be available beginning at 9:45 a.m. Eastern Time on June 17, 2020 and will remain available until the meeting has ended.

Whether or not stockholders plan to attend the virtual Annual Meeting, Fortress urges stockholders to select one of the methods described in the proxy materials to vote and submit their proxies in advance of the Annual Meeting.

About Fortress Biotech

Fortress Biotech, Inc. (“Fortress”) is an innovative biopharmaceutical company that was recently ranked number 10 in Deloitte’s 2019 Technology Fast 500™, an annual ranking of the fastest-growing North American companies in the technology, media, telecommunications, life sciences and energy tech sectors, based on percentage of fiscal year revenue growth over a three-year period. Fortress is focused on acquiring, developing and commercializing high-potential marketed pharmaceutical products and development-stage pharmaceutical product candidates. The company has five marketed prescription pharmaceutical products and over 25 programs in development at Fortress, at its majority-owned and majority-controlled partners and at partners it founded and in which it holds significant minority ownership positions. Such product candidates span six large-market areas, including oncology, rare diseases and gene therapy, which allow it to create value for shareholders. Fortress advances its diversified pipeline through a streamlined operating structure that fosters efficient drug development. The Fortress model is driven by a world-class business development team that is focused on leveraging its significant biopharmaceutical industry expertise to further expand the company’s portfolio of product opportunities. Fortress has established partnerships with some of the world’s leading academic research institutions and biopharmaceutical companies to maximize each opportunity to its full potential, including Alexion Pharmaceuticals, Inc., AstraZeneca, City of Hope, Fred Hutchinson Cancer Research Center, InvaGen Pharmaceuticals Inc. (a subsidiary of Cipla Limited), St. Jude Children’s Research Hospital and Nationwide Children’s Hospital. For more information, visit www.fortressbiotech.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. As used below and throughout this press release, the words “we”, “us” and “our” may refer to Fortress individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to our growth strategy; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; risks relating to the results of research and development activities; uncertainties relating to preclinical and clinical testing; risks relating to the timing of starting and completing clinical trials; our dependence on third-party suppliers; risks relating to the COVID-19 outbreak and its potential impact on our employees’ and consultants’ ability to complete work in a timely manner and on our ability to obtain additional financing on favorable terms or at all; our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein.

Company Contacts:

Jaclyn Jaffe and William Begien

Fortress Biotech, Inc.

(781) 652-4500

ir@fortressbiotech.com

Investor Relations Contact:

Daniel Ferry

LifeSci Advisors, LLC

(617) 430-7576

daniel@lifesciadvisors.com

Media Relations Contact:

Tony Plohoros

6 Degrees

(908) 591-2839

tplohoros@6degreespr.com

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

Wednesday, June 17, 2020 at 10:00 a.m. Eastern Time

Virtual Meeting - No Physical Meeting Location

To the Stockholders of Fortress Biotech, Inc.:

In light of the coronavirus outbreak (“COVID-19”), public health concerns, and government-recommended and required limits on public gatherings, and to prioritize the health and well-being of our stockholders, directors, employees and other meeting participants, NOTICE IS HEREBY GIVEN that the location of our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will be conducted in virtual format only.

The meeting will be held at 10:00 a.m. Eastern Time on June 17, 2020. As described in the proxy materials for the Annual Meeting previously distributed, stockholders of record as of the close of business on April 20, 2020 will be able to vote during the meeting by remote participation.

To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/fbio2020 and enter the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may log into the meeting platform beginning at 9:45 a.m. Eastern Time on June 17, 2020. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, no additional action is required.

You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, a phone number for technical support will be provided on the meeting page at http://www.virtualshareholdermeeting.com/fbio2020. Technical support will be available beginning at 9:45 a.m. Eastern Time on June 17, 2020 and will remain available until the meeting has ended.

We thank you for your interest in our company and look forward to your participation at our virtual Annual Meeting.

By Order of the Board of Directors,

/s/ Robyn M. Hunter
Robyn M. Hunter
Corporate Secretary

June 2, 2020

New York, New York